UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 4, 2007

MONSTER WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21571	13-3906555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Third Avenue	10017
New York, NY	(Zip Code)
(Address of principal executive offices)

(Registrant’s telephone number, including area code) (212) 351-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                                 Results of Operations and Financial Conditions

On April 4, 2007, Monster Worldwide, Inc. (the “Company”) commented on expected results of operations for the first quarter and year ended December 31, 2007.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01              Financial Statements and Exhibits

99.1                 Press release, dated April 4, 2007, issued by Monster Worldwide, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
Registrant

By:	/s/ Charles Baker
Chief Financial Officer

Dated:  April 5, 2007